Revenue, Other Income and Gains	6 Months Ended
Jun. 30, 2023
Disclosure of disaggregation of revenue from contracts with customers [abstract]
Revenue, Other Income and Gains	REVENUE, OTHER INCOME AND GAINS
An analysis of revenue is as follows:

	Six months ended June 30,
	2023	2022
	US$’000 (Unaudited)	US$’000 (Unaudited)
Revenue
Licensing of intellectual property	15,115	50,000
Collaboration revenue	94,432	11,937
Other revenue	119	74
Total	109,666	62,011
Revenue from licensing of intellectual property is recognized at a point in time. Revenue from licensing of intellectual property represents variable consideration relating to the milestone payments that were constrained in prior years but included in the transaction price when the achievement of the milestones was highly probable. Collaboration revenue includes our pro-rata share of collaboration net trade sales for which Janssen Biotech, Inc. (“Janssen”) is the principal in the sale to the customer under the collaboration and license agreement with Janssen (the “Janssen Agreement”). Other revenue is related to an exclusive licensing of certain patents to Nanjing Probio Biotech Co., Ltd. and its affiliates and related subsequent sales-based royalties.

	Six months ended June 30,
	2023	2022
	US$’000 (Unaudited)	US$’000 (Unaudited)
Other income and gains
Other income:
Finance income	18,765	1,786
Government grants*	1,352	931
Other	4	2
Total income	20,121	2,719

Gains:
Fair value gains on financial assets measured at fair value change through profit or loss	756	—
Other	117	149
Total gains	873	149
Total other income and gains	20,994	2,868
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*The amount represents subsidies received from local government authorities to support the Company’s business. There were no unfulfilled conditions and other contingencies attached to these government grants.